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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-12761, 33-41862, 33-48888, 33-49236,
33-49248, 333-83055, 33-86506, 33-86508 and 33-64319) and Form S-3 (File Nos.
33-33914, 33-40287, 33-43648, 33-60381, 33-63393, 33-63397, 333-3995,
333-50755, 333-78577, 333-93629, 333-35420, and 333-72602) of Organogenesis,
Inc. of our report dated April 4, 2002 relating to the financial statements, which appears in this Form 10-K/A.

                                          PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 22, 2002